Exhibit 10.19

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT 1 To the

Authorized Reseller Agreement

This amendment 1 (“Amendment”) to the Authorized Reseller Agreement is entered into on date by and between Outset Medical, Inc., hereinafter “Outset Medical” and SDV Office Systems, LLC, dba SDV Medical, hereinafter “Reseller”, collectively together the “Parties”.

WHEREAS, Outset Medical and Reseller executed a Authorized Reseller Agreement October 14, 2019, (“Agreement”).

WHEREAS, Outset Medical and Reseller desire to amend the terms of the Agreement.

NOW THEREFORE, in consideration of the Parties agreeing to amend the obligations of the existing Agreement, the Parties agree to amend the Agreement as follows.

1.	On Exhibit A the following is added/amended:
XT Console Upgrade PN-TBD [***]
Tablo Hemodialysis System PN 1003001 [***]
Treatment Package PN 1000480 [***]
Remove Program Support Agreement

The Reseller’s territory includes all U.S. Federal Government facilities including, but not limited to, the Department of Veterans Affairs, Department of Defense, and Indian Health Services. The facilities located in the continental United States, including Alaska, Hawaii, & Puerto Rico as well as those Department of Defense facilities located outside the continental United States.

REMOVE MAP and designation of only responsible for V1SNs 1-10.

2.	Section 3.6 is hereby deleted in its entirety and replaced with the following:

3.6 Delivery; Risk of Loss. All shipments of Products are to be [***]. Risk of loss or damage to the Products shall be Reseller’s [***]. Shipment of Products will be by Outset’s chosen freighter with all freight and handling charges prepaid and added to invoice. Special delivery and accelerated shipping options are available at Reseller’s expense. All accelerated shipment options are subject to delays and complications associated with air transportation, including but not limited to weather delays, mechanical breakdowns, and human error. All sales are final and without any right of return.

3.	No Other Changes. Expect as other expressly provided for in this Amendment, all the terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEROF, the parties have executed this Amendment on the 26th day of March 2020.

ACCEPTED BY RESELLER:	BY OUTSET MEDICAL, INC.:

SDV Office Systems, LLC

(RESELLER)

/s/ Daniel P Whisnant	/s/ Jamie Lewis
(SIGNATURE OF AUTHORIZED PERSON)	(SIGNATURE OF AUTHORIZED PERSON)

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Daniel P Whisnant	Jamie Lewis
(TYPED OR PRINTED NAME)	(TYPED OR PRINTED NAME)

President	SVP, Sales and Customer Experience
(TITLE)	(TITLE)

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